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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 21, 1997, which appears on Page F-2 of AutoImmune's Annual Report on Form 10-K for the year ended December 31, 1996.


/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP


Boston Massachusetts
December 3, 1997